UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

ALLIS-CHALMERS ENERGY INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 369-0550

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2010, Allis-Chalmers Energy Inc., a Delaware corporation (“Allis-Chalmers”), Seawell Limited, a Bermuda corporation (“Seawell”), and Wellco Sub Company, a Delaware corporation and a wholly owned subsidiary of Seawell (“Merger Sub”), entered into an Amendment Agreement (the “Amendment”) to their previously announced Agreement and Plan of Merger, dated as of August 12, 2010 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, as amended by the Amendment (the “Amended Merger Agreement”), it is no longer a condition to Allis-Chalmers’ obligation to close the merger that Seawell complete a broadly-distributed underwritten public offering of Seawell common shares yielding at least $100 million of gross proceeds. Rather, Seawell has agreed to set aside and reserve at least $100 million from the private placement it completed on August 16, 2010 to help fund the cash portion of the merger consideration payable to Allis-Chalmers stockholders upon completion of the merger.

The Amendment was approved by the boards of directors of Allis-Chalmers and Seawell.

Completion of the merger is conditioned upon, among other things, adoption of the Amended Merger Agreement by Allis-Chalmers’ stockholders. The Amended Merger Agreement contains customary representations, warranties and covenants and other customary conditions.

Investors are cautioned that the representations, warranties and covenants included in the Amended Merger Agreement were made by Seawell, Merger Sub and Allis-Chalmers solely for the benefit of each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Amended Merger Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by confidential disclosures that the parties exchanged in connection with the execution of the Amended Merger Agreement. In addition, the representations and warranties may have been included in the Amended Merger Agreement for the purpose of allocating risk between Seawell and Allis-Chalmers, rather than to establish matters as facts.

The Amendment is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the merger, not to provide any other factual information regarding Seawell, Allis-Chalmers, their respective businesses or the actual conduct of their respective businesses during the period prior to the consummation of the merger. Investors are not third-party beneficiaries under the Amended Merger Agreement and should not rely on the representations and warranties in the Amended Merger Agreement as characterizations of the actual state of facts about or condition of Seawell, Allis-Chalmers or any other person. Furthermore, you should not rely on the covenants in the Amended Merger Agreement as actual limitations on the respective businesses of Seawell and Allis-Chalmers, because either party may take certain actions that are either expressly permitted in the disclosure schedules to the Amended Merger Agreement or consented to by the appropriate party, which consent may be given without notice to the public.

The foregoing description of the Amended Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and the Merger Agreement, which was filed as an exhibit to Allis-Chalmers’ Current Report on Form 8-K dated August 12, 2010. The Amended Merger Agreement provides further information regarding the terms of the merger.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These forward-looking statements involve a number of risks and uncertainties. Seawell and Allis-Chalmers caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Seawell and Allis-Chalmers, including future financial and operating results, Seawell’s and Allis-Chalmers’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Allis-Chalmers’ filings with the Securities and Exchange Commission. These include risks and uncertainties relating to: the ability to obtain the requisite Allis-Chalmers stockholder approval; the risk that Allis-Chalmers or Seawell may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. Neither Seawell nor Allis-Chalmers undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The publication or distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions. To the fullest extent permitted by applicable law, Seawell, Allis-Chalmers and their respective affiliates disclaim any responsibility or liability for the violation of such restrictions by any person. In connection with the proposed merger between Seawell and Allis-Chalmers, Seawell will file with the SEC a Registration Statement on Form F-4 that will include a proxy statement of Allis-Chalmers that also constitutes a prospectus of Seawell. Seawell and Allis-Chalmers will mail the proxy statement/prospectus to the Allis-Chalmers stockholders. Seawell and Allis-Chalmers urge investors and stockholders to read the proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Seawell’s website (www.seawellcorp.com) under the tab “Investors” or from Allis-Chalmers’ website (www.alchenergy.com) under the tab “For Investors” and then under the heading “SEC Filings.”

Participants In The Merger Solicitation

Seawell, Allis-Chalmers, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Allis-Chalmers stockholders in favor of the merger and related matters. Information regarding the persons, who may, under the rules of the SEC, is deemed participants in the solicitation of Allis-Chalmers stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Allis-Chalmers’ executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2010. Additional information about Seawell’s executive officers and directors and Allis-Chalmers’ executive officers and directors can be found in the above-referenced Registration Statement on Form F-4 when it becomes available. You can obtain free copies of these documents from Seawell and Allis-Chalmers using the contact information above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Amendment Agreement, dated as of October 1, 2010, by and among Seawell Limited, Wellco Sub Company and Allis-Chalmers Energy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: October 5, 2010	By:	/s/ Theodore F. Pound III

	Name:	Theodore F. Pound III
	Title:	General Counsel & Secretary

Exhibit Index

Exhibit Number	Description
2.1	Amendment Agreement, dated as of October 1, 2010, by and among Seawell Limited, Wellco Sub Company and Allis-Chalmers Energy Inc.